                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 9, 2007

                             COMPUTER HORIZONS CORP.
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-7282                  13-2638902
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

     49 Old Bloomfield Avenue, Mountain Lakes, NJ             07046-1495
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000

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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
STANDARD; TRANSFER OF LISTING.

      (a) On March 12, 2007, Computer Horizons Corp. (the "Company") received a letter from The Nasdaq Stock Market, LLC ("Nasdaq") stating that, based on the
Nasdaq staff's review of the Company's public announcements concerning its shareholders' approval of a plan of complete liquidation and dissolution of the
Company and the declaration of an initial distribution (and anticipated subsequent distributions) in connection therewith and pursuant to Marketplace
Rule 4300, the Nasdaq staff believes that the Company is a "public shell" and as such no longer meets Nasdaq's continued listing requirements, but that in view of the Company's plan to voluntarily withdraw its common stock from listing on
Nasdaq and pursuant to Marketplace Rule 4450(f) the staff has determined to grant an extension of time permitting the Company's common stock to continue to trade on Nasdaq through March 30, 2007.

      (d) On March 9, 2007, the Board of Directors of the Company approved a plan to voluntarily withdraw its common stock from trading on Nasdaq effective after the close of trading on March 30, 2007. On March 13, 2007, the Company announced that it had notified Nasdaq that the Company intends to voluntarily withdraw its common stock from listing on Nasdaq effective immediately prior to the opening of trading on April 2, 2007 with the effect that the last day of trading on Nasdaq would be March 30, 2007 and that the Company will seek to arrange for quotation of its common stock in the Pink Sheets or another quotation medium effective at the opening of trading on Monday, April 2, 2007.

      A copy of the Company's March 13, 2007 press release, announcing the
Company's notice to Nasdaq of its intention to voluntarily withdraw its common stock from listing on Nasdaq and to seek quotation thereof in the Pink Sheets or another quotation medium and describing Nasdaq's letter to the Company referred to above, is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. This current report on Form 8-K and the March 13, 2007 press release contain statements intended as "forward-looking statements" which are subject to the cautionary statements about forward-looking statements set forth in the press release.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

EXHIBIT NO.         DOCUMENT

99.1                Press Release dated March 13, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMPUTER HORIZONS CORP.
                                                     (Registrant)

Date: March 13, 2007

                                               By:
                                                   ----------------------------
                                                   Barbara Moss
                                                   Chief Financial Officer